                                                                   Exhibit 10.10

                                  DePuy, Inc.
                           1996 Equity Incentive Plan



SECTION 1.  Purpose.  The purpose of the DePuy, Inc. 1996 Equity Incentive Plan
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is to promote the interests of DePuy, Inc. and its stockholders by (i)
attracting and retaining exceptional executive personnel, other key employees, consultants and sales representatives of the Company and its Affiliates; (ii) attracting and retaining non-employee advisors to serve on the Board of Directors of the Company; and (iii) enabling such persons to participate in the long-term growth and financial success of the Company.


SECTION 2.  Definitions.  As used in the Plan, the following terms shall have
            -----------
the meanings set forth below:

"Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

"Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Phantom Stock Unit or other stock-based award as herein provided.

"Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may be required to be executed or acknowledged by a Participant.

"Board" shall mean the Board of Directors of the Company.

"Change in Control" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, an Affiliate, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliate, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph whose election by the Board of Directors or nomination for election by the Company stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously
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so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation which is not an Affiliate, other than a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company or an Affiliate (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3 and Section 162(m) of the Code, each of whom, to the extent necessary to comply with Rule 16b-3 and Section 162(m) of the Code only, is a "disinterested person" and an "outside director" within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively. Until otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee under the Plan.

"Company" shall mean DePuy, Inc., a Delaware corporation, and its successors and assigns.

"Consultant" shall mean a person who has agreed to perform consulting services on behalf of the Company or an Affiliate.

"Director" shall mean a member of the Board.

"Employee" shall mean an employee of the Company or of any Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Executive Officer" shall mean, at any time, an individual who is an executive officer of the Company within the meaning of Exchange Act Rule 3b-7 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time, or who is an officer of the Company within the meaning of Exchange Act Rule 16a-l(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

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

"Fair Market Value" shall mean, except as otherwise set forth herein, the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

"Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

"Net After-Tax Amount" shall mean the net amount of compensation, assuming for this purpose only that all vested Awards and other forms of compensation subject to vesting upon such Change of Control are exercised upon such Change in Control, to be received (or deemed to have been received) by such Participant in connection with such Change of Control under any award agreement and under any other plan, arrangement or contract of the Company to which such Participant is a party, after giving effect to all income and excise taxes applicable to such payments.

"Non-Employee Director" shall mean a member of the Board who is not a full-time employee of the Company.

"Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option and shall include a Restoration Option.

"Other Stock-Based Award" shall mean any right granted under Section 11 of the Plan.

"Participant" shall mean any Employee, Sales Representative, or Consultant selected by the Committee to receive an Award under the Plan or any Non-Employee Director who receives an Award pursuant to Section 12 of the Plan.

"Performance Award" shall mean any right granted under Section 10 of the Plan.

"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

"Phantom Stock Unit" shall mean a hypothetical Share which is cancelled by the delivery of an actual Share or, in the discretion of the Company, by the payment of cash (or a combination of cash and Shares) in an amount equal to the Fair Market Value of a Share on the date of surrender.

"Plan" shall mean this DePuy 1996 Equity Incentive Plan as the same shall be amended, revised or terminated from time to time.

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

"QDRO" shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

"Restoration Option" shall mean an Option granted pursuant to Section 6(e) of the Plan.

"Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

"Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

"Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"Sales Representative" shall mean any individual who acts as an independent sales representative and/or distributor for the Company and/or Affiliate.'

"SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

"Shares" shall mean shares of the common stock of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

"Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

"Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.


SECTION 3.  Administration.
            --------------

(a)  Authority of Committee.  The Plan shall be administered by the Committee.
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Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and discretionary authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to eligible persons and the rights of Participants to such Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)  Committee Discretion Binding.  Unless otherwise expressly provided in the
     ----------------------------
Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

SECTION 4.  Shares Available for Awards.
            ---------------------------

(a)  Shares Available.  Subject to adjustment as provided in Section 4(b), the
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number of Shares with respect to which Awards may be granted under the Plan shall be equal to 9,400,000 [this number will be increased to the extent that CLIPPER awards are to be converted into phantom stock which will be converted into stock awards under the Plan.]. The maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan to any individual in any calendar year shall be equal to 1,000,000 Shares. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under any prior stock award plan of the Company, or to which such an Award or award relates, are forfeited, or if such an Award or award is settled for cash or otherwise terminates or is canceled for any reason without the delivery of Shares, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder or any award granted under any prior stock award plan of the Company is exercised through the delivery of Shares, or in the event that withholding tax liabilities arising from such Award or award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

(b)  Adjustments.  In the event that the Committee determines that any dividend
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or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that, with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code, as from time to time amended.

(c)  Substitute Awards.  Any Shares underlying Substitute Awards shall not be
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counted against the Shares available for Awards under the Plan.

(d)  Source of Shares Deliverable Under Awards.  Any Shares delivered pursuant
     -----------------------------------------
to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.


SECTION 5.  Eligibility.  The following persons shall be eligible to participate
            -----------
in the Plan:

(a) any employee, including any officer or employee-director of the Company or an Affiliate who is not a member of the Committee;

(b)  any Sales Representative of the Company or an Affiliate;

(c)  any Consultant of the Company or an Affiliate; and

(d)  any Non-Employee Director.


SECTION 6.  Stock Options.
            -------------

(a)  Grant.  Subject to the provisions of the Plan, the Committee shall have
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sole and complete discretion and authority to determine the Employees, Sales
Representatives and Consultants to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the discretion and authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

(b)  Exercise Price.  Subject to the requirement set forth in Section 6(e) the
     --------------
Committee in its sole discretion shall establish the exercise price at the time each option is granted.

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

(c)  Term.  Subject to the provisions of the Plan, the term of any Option
     ----
granted hereunder shall be 10 years from the date of grant.

(d)  Exercise.  Each Option shall be exercisable at such times and subject to
     --------
such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(e)  Payment.  No Shares shall be delivered pursuant to any exercise of an
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Option until payment in full of the option price therefor is received by the
Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by the delivery of irrevocable instructions to a broker dealer pursuant to procedures approved by the Committee to sell Shares to be received upon exercise of an Option and to remit the proceeds to the Company, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

(f)  Restoration Options.  In the event that any Participant delivers Shares in
     -------------------
payment of the exercise price of any Option granted hereunder in accordance with
Section 6(d) or of any option granted under a prior stock award plan of the Company, or in the event that the withholding tax liability arising upon exercise of any such Option or option by a Participant is satisfied through the withholding by the Company of Shares otherwise deliverable upon exercise of the Option or option, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares equal to the number of such Shares so delivered or withheld upon exercise of the original Option or option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value of the date of grant of such Restoration Option and such other terms and conditions as the Committee in its sole discretion shall determine.


SECTION 7.  Stock Appreciation Rights.
            -------------------------

(a)  Grant.  Subject to the provisions of the Plan, the Committee shall have
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sole and complete discretion and authority to determine the eligible persons to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant and shall have a grant price as determined by the Committee on the date of grant.

(b)  Exercise and Payment.  A Stock Appreciation Right shall entitle the
     --------------------
Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock Appreciation Right that is not related to an Incentive Stock Option and that can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c)  Other Terms and Conditions.  Subject to the terms of the Plan and any
     --------------------------
applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.


SECTION 8.  Restricted Stock and Restricted Stock Units.
            -------------------------------------------

(a)  Grant.  Subject to the provisions of the Plan, the Committee shall have
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sole and complete discretion and authority to determine the eligible persons to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards. The maximum number of shares of Restricted Stock available under the Plan will be 350,000.

(b)  Transfer Restrictions.  Shares of Restricted Stock and Restricted Stock
     ---------------------
Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the

Company shall deliver such certificates to the Participant or the Participant's legal representative.

(c)  Payment.  Each Restricted Stock Unit shall have a value equal to the Fair
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Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the Applicable Award Agreement.

(d)  Dividends and Distributions.  Dividends and other distributions paid on or
     ---------------------------
in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

SECTION 9.  Phantom Stock Units.
            -------------------

(a)  Grant.  Subject to the provisions of the Plan, the Committee shall have
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sole and complete discretion and authority to determine the eligible persons to whom Phantom Stock Units shall be granted, the number of Phantom Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Phantom Stock Units may be forfeited to the Company and the other terms and conditions of such Awards.

(b)  Surrender.     Each Award Agreement with respect to a Phantom Stock Unit
     ---------
shall specify the date on which the Phantom Stock Unit shall be surrendered, and thereby cancelled by delivery of a Share with respect thereto, subject to such terms and conditions as the Committee may specify, in its sole discretion, in the applicable Award Agreement or thereafter. The date on which the Phantom Stock Units shall be surrendered may be accelerated upon the occurrence of certain events, as determined by the Committee in its sole discretion and as set forth in the applicable Award Agreement.

(c)  Dividends and Distributions.     Payments may be made to Participants who
     ---------------------------
have been awarded Phantom Stock Units in an amount equal to dividends and other distributions paid on or in respect of an equivalent number of Shares. Such payments may be paid directly to the Participant or may be reinvested in additional Phantom Stock Units, as determined by the Committee in its sole discretion.

SECTION 10.  Performance Awards.
             ------------------

(a)  Grant.  The Committee shall have sole and complete authority to determine
     -----
each eligible person who shall receive a "Performance Award," which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

(b)  Terms and Conditions.  Subject to the terms of the Plan and any applicable
     --------------------
Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

(c)  Payment of Performance Awards.  Performance Awards may be paid in a lump
     -----------------------------
sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.


SECTION 11.  Other Stock-Based Awards.  The Committee shall have the discretion
             ------------------------
and authority to grant to eligible persons an "Other Stock-Based Award," which shall consist of any right that is (i) not an Award described in Sections 6 through 10 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities or rights convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.


SECTION 12.  Non-Employee Director.
             ---------------------

(a)  Automatic Grant.  Notwithstanding the authority set forth in Section 3(a)
     ---------------
or any other provision of the Plan, the Committee shall have no power to determine eligibility for grants of Non-Qualified Options or the number of Shares for which Non-Qualified Options may be granted or the timing or exercise price of Non-Qualified Options with respect to any Non-Employee Director. Grants of Non-Qualified Options to Non-Employee Directors shall be automatic as set forth in this Section 12.

(b)  Options.  All Non-Employee Directors who are Directors on the effective
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date of the Plan or who become Directors after such date shall be granted automatically, immediately following the effective date of the Plan or, if such person becomes a Director after such date, as of the date such person becomes a Director, a Non-Qualified Stock Option with respect to 20,000 Shares, at an exercise price per Share of the Fair Market Value at the date of grant. Notwithstanding any other provision of the Plan, for purposes of this Section, Fair Market Value means the average of the high and low sale price per Share as finally reported in the exchange of listing, or if the Shares are not sold on such date, the average of the high and low sale price per Share as finally reported in the exchange of listing for the most recent prior date on which Shares were sold. A Non-Qualified Stock Option granted to a Non-Employee Director shall vest in three equal cumulative installments on each of the first, second and third anniversaries following the date of grant.

(c)  Ineligible Non-Employee Directors.  Notwithstanding any other provision of
     ---------------------------------
the Plan, a Non-Employee Director who is the beneficial owner of more than 10% of the total combined voting power of all classes of stock of the Company as of the date that an automatic grant would otherwise occur under Section 12(b) shall not be eligible for such automatic grant.


SECTION 13.  Termination or Suspension of Services to the Company.  The
             ----------------------------------------------------
following provisions shall apply in the event that the Participant ceases to provide services to the Company, either as an Employee, a Sales Representative, a Consultant or a Non-Employee Director, unless, with respect to any Participant other than a Non-Employee Director, the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

(a)  Non-Qualified Stock Options and Stock Appreciation Rights.
     ---------------------------------------------------------

     (i) Upon Termination of Services as Employee, Sales Representative or
         -----------------------------------------------------------------
     Consultant.  (A) If the Participant ceases to provide services to the
     ----------
     Company or its Affiliates either as an Employee, Sales Representative or Consultant for any reason other than death, permanent and total disability or, in the case of an Employee or Sales Representative, retirement, the Participant's right to exercise any Non-Qualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (1) the first anniversary of the date on which such relationship terminates or (2) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of such relationship. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable, but not exercised, as of the date on which such relationship terminates.

     (B) If the Participant ceases to provide services to the Company or its Affiliates either as an Employee, Sales Representative or Consultant by reason of death, permanent and total disability or, in the case of an Employee or Sales Representative, retirement, the Participant or his or her successor (if such termination results by death) shall have the right to exercise all Non-Qualified Stock Option or Stock Appreciation Rights, to the extent exercisable as of the date on which the Participant's relationship with the Company and its Affiliates terminates, but in no event shall such option be exercisable later than the date the Option would have expired had it not been for the termination of such relationship. The meaning of the terms "total and permanent disability" and "retirement" shall be determined by the Committee.

     (C) Notwithstanding the foregoing, the Committee may, in its discretion, provide (1) that an Option granted to a Participant may terminate at a date earlier than set forth above, (2) that an Option granted to a Participant may terminate at a date later than set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's relationship with the

     Company and its Affiliates, and (3) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interest of the Company.

     (ii) Upon termination of Service as a Non-Employee Director.  (A)  If a
          ------------------------------------------------------
     Participant who is a Non-Employee Director ceases to serve on the Board for any reason other than death or under conditions other than as described in
     (C) below, the Participant shall have the right to exercise any unexercised Option for a period of one year from the date on which the Participant ceases to serve on the Board, to the extent that such Option is exercisable as of such date, except that in no event should an Option be exercisable after the expiration of its term.

     (B) If a Participant who is a Non-Employee Director ceases to serve on the Board because of his or her death, the Participant's successor shall have the right to exercise any unexercised Option until the third anniversary of the date on which the Participant ceased to serve as a Director, to the extent exercisable as of such date, except that in no event shall an Option be exercisable after the expiration of its term.

     (C) If a Participant who is a Non-Employee Director ceases to serve on the Board and the Participant is at least 65 years of age or the Participant has been a Director or a member of the Board of Directors of any Affiliate for at least 5 years, the Participant shall have the right to exercise any unexercised Option until the third anniversary of the date on which the Participant ceased to serve as a Director, to the extent exercisable as of such date, except that in no event shall an Option be exercisable after the expiration of its term.

(b)  Incentive Stock Options.  Except as otherwise determined by the Committee
     -----------------------
at the time of grant, if the Participant's employment with the Company terminates for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Non-Qualified Stock Option (except to the extent otherwise provided by Section 421 or Section 422 of the Code), and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 13(a) of the Plan, provided that in the event that employment terminates because of death or the Participant dies in such 90-day period, the option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder.

(c)  Restricted Stock.  Except as otherwise determined by the Committee at the
     ----------------
time of grant, upon termination of employment for any reason during the restriction period, all shares of

Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock, provided that in the event of a Participant's retirement, permanent and total disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

(d)  Phantom Stock Units.      Except as otherwise determined by the Committee
     -------------------
at the time of grant, upon termination of employment for any reason, the date of surrender of Phantom Stock Units shall be accelerated and the Phantom Stock Units shall be automatically and immediately surrendered and cancelled by delivery of Shares as of the date of such termination.

SECTION 14.  Change in Control.  Notwithstanding any other provision of the Plan
             -----------------
to the contrary, upon a Change in Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award and no outstanding Stock Appreciation Right may be terminated, amended or suspended upon or after a Change in Control; provided, however, that unless otherwise determined by the Committee at the time of award or thereafter, if it is determined that the Net After-Tax Amount to be realized by any Participant, taking into account the accelerated vesting provided for by this Section as well as all other payments to be received by such Participant in connection with such Change in Control, would be higher if Awards did not vest in accordance with this Section, then and to such extent the Awards shall not vest. The determination of whether any such Award should not vest shall be made by a nationally recognized accounting firm selected by the Company, which shall be instructed to consider that (i) Awards and other forms of compensation subject to vesting upon a Change of Control shall be vested in the order in which they were granted and within each grant in the order in which they would otherwise have vested and (ii) unless and to the extent any other plan, arrangement or contract of the Company pursuant to which any such payment is to be received provides to the contrary, such other payment shall be deemed to have occurred after any acceleration of Awards or other forms of compensation subject to vesting upon a Change of Control.


SECTION 15.  Amendment and Termination.
             -------------------------

(a)  Amendments to the Plan.  Except as set forth in subsection (e) below, the
     ----------------------
Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States or to obtain tax benefits for the Company or Participants in any such jurisdiction.

(b)  Amendments to Awards.  Except as set forth in subsection (e) below, the
     --------------------
Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the right of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(c)  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring
     ---------------------------------------------------------------------------
Events. The Committee is hereby authorized to make adjustments in the terms and
------
conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d)  Cancellation.  Any provision of the Plan or any Award Agreement to the
     ------------
contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

(e)  Non-Employee Directors Provisions.    The provisions of Section 12 shall
     ---------------------------------
not be amended more often than once every six months, unless such amendment would be consistent with the provisions of Rule 16b-3 promulgated under the Exchange Act (or any successor provision thereto).


SECTION 16.  General Provisions.
             ------------------

(a)  Dividend Equivalents.  In the sole and complete discretion of the
     --------------------
Committee, an Award, whether made as an Other Stock-Based Award under Section 11 or as an Award granted pursuant to Sections 6 through 10 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

(b)  Nontransferability.  No Award shall be assigned, alienated, pledged,
     ------------------
attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution or pursuant to a QDRO; provided, however, that an Award may be transferable, to the extent set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3 or (ii) if such Award is not intended to qualify for exemption under such rule.

(c)  No Rights to Awards.  No Employee, Participant or other Person shall have
     -------------------
any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees,

Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(d)  Share Certificates.  All certificates for Shares or other securities of the
     ------------------
Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable Federal, state or foreign laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver Shares to a Participant unless and until the Company is advised by its counsel that such issuance or delivery does not violate applicable securities laws, rules or regulations or any rules or regulations of any securities exchange or system on which Shares are traded or quoted.

(e)  Delegation.  Subject to the terms of the Plan and applicable law, the
     ----------
Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

(f)  Withholding.  A participant may be required to pay to the Company or any
     -----------
Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under any Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(g)  Award Agreements.  Each Award hereunder shall be evidenced by an Award
     ----------------
Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

(h)  No Limit on Other Compensation Arrangements.  Nothing contained in the Plan
     -------------------------------------------
shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(i)  No Right to Employment.  The grant of an Award shall not be construed as
     ----------------------
giving a Participant who is an Employee the right to be retained in the employ of the Company or any Affiliate or to retain a relationship with the Company as a Sales Representative, Consultant or Non-Employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant who is an Employee from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(j)  No Rights as Stockholder.  Subject to the provisions of the applicable
     ------------------------
Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(k)  Governing Law.  The validity, construction and effect of the Plan and any
     -------------
rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

(l)  Severability.  If any provision of the Plan or any Award is or becomes or
     ------------
is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(m)  Other Laws.  The Committee may refuse to issue or transfer any shares or
     ----------
other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. All grants made under the plan shall, to the extent possible, meet the requirements of Section 162(m) of the Code.

(n)  No Trust or Fund Created.  Neither the Plan nor any Award shall create or
     ------------------------
be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(o)  No Fractional Shares.  No Fractional Shares shall be issued or delivered
     --------------------
pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any Fractional Shares or whether such Fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(p)  Headings.  Headings are given to the Sections and subsections of the Plan
     --------
solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


SECTION 17.  Term of the Plan.
             ----------------

(a)  Effective Date.  The Plan shall be effective as of [date of IPO] and
     --------------
subject to approval by the stockholders of the Company either before [date of IPO] or within one year thereafter.

(b)  Expiration Date.  No Incentive Stock Option shall be granted under the Plan
     ---------------
after 10 years from [date of IPO]. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or right under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.